Exhibit 99.1

VCA Inc. Reports Third Quarter 2015 Results

  Revenue increased 10.4% to a third quarter record of $551.7 million
  Gross profit increased 11.2% to $137.7 million
  Operating income increased 81.5% to $97.1 million
  Non-GAAP operating income increased 14.7% to $98.4 million
  Diluted earnings per common share increased 116.1% to $0.67
  Non-GAAP diluted earnings per common share increased 21.4% to $0.68

LOS ANGELES--(BUSINESS WIRE)--October 28, 2015--VCA Inc. (NASDAQ: WOOF), a leading animal healthcare company in the United States and Canada, today reported financial results for the third quarter ended September 30, 2015, as follows: revenue increased 10.4% to a third quarter record of $551.7 million; gross profit increased 11.2% to $137.7 million; operating income increased 81.5% to $97.1 million; net income increased 99.8% to $54.9 million; diluted earnings per common share increased 116.1% to $0.67.

Our results for the quarter included business interruption proceeds of $4.5 million, $2.8 million net of tax, or $0.03 per diluted common share. Our results for the 2014 quarter included a non-cash impairment charge of $27.0 million, $17.0 million net of tax, or $0.20 per diluted common share; debt retirement costs of $1.7 million, $1.0 million net of tax, or $0.01 per diluted common share. Excluding these items and acquisition-related amortization expense, our Non-GAAP gross profit increased 11.2% to $143.4 million; Non-GAAP operating income increased 14.7% to $98.4 million; Non-GAAP net income increased 14.2% to $55.6 million; and Non-GAAP diluted earnings per common share increased 21.4% to $0.68.

Bob Antin, Chairman and CEO, stated, "We had another excellent quarter. We continued to experience robust organic revenue growth rates in our Animal Hospital and Laboratory business segments. We remain very optimistic with respect to our results for the full year ended December 2015.

"Animal Hospital revenue in the third quarter increased 11.6%, to $441.9 million, driven by acquisitions made during the past 12 months and same-store revenue growth of 5.4%. Our same-store gross profit margin was 17.3%, slightly down from 17.5% in the prior-year quarter and our total gross margin decreased to 17.0%, from 17.3% in the prior-year quarter. During the 2015 third quarter, we acquired 19 independent animal hospitals which had historical combined annual revenue of $43.6 million.

"Laboratory revenue increased 9.1%, to $100.3 million. Our Laboratory internal revenue growth increased 6.0% to $97.4 million from $91.9 million; laboratory gross profit margin increased 220 basis points to 51.2%, from 49.0%; and our operating margin increased 210 basis points to 41.7%, from 39.6% in the prior-year quarter.

"During the quarter we repurchased 1,030,000 shares of our common stock for $58.5 million. Since the Board authorized our repurchase programs in April 2013, through the end of the third quarter 2015, we have acquired 10.1 million shares for $424.2 million.

"Our financial results for the nine months ended September 30, 2015 are as follows: revenue increased 11.2% to $1.6 billion; gross profit increased 13.5% to $392.4 million; operating income increased 35.3% to $263.4 million; net income increased 37.7% to $147.5 million; and diluted earnings per common share increased 47.1% to $1.78. Our financial results for the nine months ended September 30, 2015, on a Non-GAAP basis, are as follows: gross profit increased 13.4% to $409.4 million, operating income increased 16.4% to $276.1 million, net income increased 15.2% to $155.2 million, and Non- GAAP diluted earnings per common share increased 23.7% to $1.88."

2015 Guidance

We reaffirm our previously provided guidance as follows:

• Revenue from $2.12 billion to $2.13 billion;

• Net income from $172 million to $181 million;

• Diluted earnings per common share from $2.08 to $2.18; and

• Non-GAAP diluted earnings per common share of $2.25 to $2.35

Non-GAAP Financial Measures

We believe investors’ understanding of our total performance is enhanced by disclosing Non-GAAP financial measures including Non-GAAP net income, Non-GAAP gross profit, Non-GAAP operating income and Non-GAAP diluted earnings per common share. We define these adjusted measures as the reported amounts, adjusted to exclude certain significant items and amortization of intangibles acquired in acquisitions.

Management believes these adjusted measures are useful to management and investors in evaluating the Company's operational performance and their use provides an additional tool for evaluating the Company's operating results and trends. As a result, these Non-GAAP financial measures help to provide meaningful comparisons of our overall performance from one reporting period to another and meaningful assessments of related trends.

There is a material limitation associated with the use of these Non-GAAP financial measures: our adjusted measures exclude the impact of these significant items, and as a result, our computation of adjusted diluted earnings per common share does not depict diluted earnings per common share in accordance with GAAP.

To compensate for the limitations in the Non-GAAP financial measures discussed above, our disclosures provide a complete understanding of all adjustments found in Non-GAAP financial measures, and we reconcile the Non-GAAP financial measures to the GAAP financial measures in the attached financial schedules titled “Supplemental Operating Data.”

Conference Call

We will discuss our third quarter 2015 financial results during a conference call today, October 28th, at 9:00 a.m. Eastern Time. A live broadcast of the call may be accessed by visiting our website at investor.vca.com. The call may also be accessed by dialing (877) 293-5492. Interested parties should call at least ten minutes prior to the start of the call to register. Replay of the webcast will be available for ninety days by visiting the company's website.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Among the forward-looking statements in this press release are statements addressing our 2015 guidance and plans, expectations, future financial position and results of operation. These forward-looking statements are not historical facts and are inherently uncertain and out of our control. Any or all of our forward-looking statements in this press release may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Actual future results may vary materially. Among other factors that could cause our actual results to differ from this forward-looking information are: the continued effects of the economic uncertainty prevailing in regions in which we operate; our ability to execute on our growth strategy and to manage acquired operations; changes in demand for our products and services; fluctuations in our revenue adversely affecting our gross profit, operating income and margins; and the effects of the other factors discussed in our Annual Report on Form 10-K, Reports on Form 10-Q and our other filings with the SEC.

About VCA Inc.

We own, operate and manage the largest networks of freestanding veterinary hospitals and veterinary-exclusive clinical laboratories in the country, additionally we are the largest provider of online communication, professional education and marketing solutions to the veterinary community. We also supply diagnostic imaging equipment to the veterinary industry.

VCA Inc.
Condensed, Consolidated Income Statements
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue:
Animal hospital	$441,924	$395,820	$1,270,326	$1,134,184
Laboratory	100,309	91,903	300,503	276,392
All other	30,838	30,081	93,734	81,914
Intercompany	(21,354)	(18,227)	(64,608)	(53,934)
	551,717	499,577	1,599,955	1,438,556

Direct costs	414,051	375,820	1,207,580	1,092,933

Gross profit:
Animal hospital	74,941	68,537	203,810	180,673
Laboratory	51,408	45,024	156,093	137,147
All other	11,761	10,136	34,574	27,753
Intercompany	(444)	60	(2,102)	50
	137,666	123,757	392,375	345,623

Selling, general and administrative expense:
Animal hospital	10,677	9,269	32,351	28,261
Laboratory	9,542	8,610	27,894	24,909
All other	7,660	8,023	24,088	23,782
Corporate	16,981	16,890	49,410	47,211
	44,860	42,792	133,743	124,163

Impairment of goodwill and other long-lived assets	—	27,019	—	27,019
Business interruption insurance proceeds, net	(4,523)	—	(4,523)	—
Net loss (gain) on sale or disposal of assets	250	470	(234)	(173)
Operating income	97,079	53,476	263,389	194,614
Interest expense, net	5,455	4,367	15,396	12,564
Debt retirement costs	—	1,709	—	1,709
Other expense	59	188	88	178
Income before provision for income taxes	91,565	47,212	247,905	180,163
Provision for income taxes	35,097	18,261	95,961	69,389
Net income	56,468	28,951	151,944	110,774
Net income attributable to noncontrolling interests	1,614	1,499	4,490	3,695
Net income attributable to VCA Inc.	$54,854	$27,452	$147,454	$107,079

Diluted earnings per share	$0.67	$0.31	$1.78	$1.21

Weighted-average shares outstanding for diluted earnings per share	81,795	87,360	82,744	88,665

VCA Inc.
Condensed, Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$74,992	$81,383
Trade accounts receivable, net	74,654	60,482
Inventory	51,597	56,050
Prepaid expenses and other	30,827	36,924
Deferred income taxes	30,329	30,331
Prepaid income taxes	—	18,277
Total current assets	262,399	283,447
Property and equipment, net	492,532	468,041
Other assets:
Goodwill	1,489,843	1,415,861
Other intangible assets, net	100,939	88,175
Notes receivable	2,345	2,807
Deferred financing costs, net	6,568	7,874
Other	76,564	65,815
Total assets	$2,431,190	$2,332,020
Liabilities and Equity
Current liabilities:
Current portion of long-term debt	$34,043	$19,356
Accounts payable	45,512	46,284
Accrued payroll and related liabilities	82,966	64,359
Income tax payable	1,827	—
Other accrued liabilities	75,179	67,219
Total current liabilities	239,527	197,218
Long-term debt, less current portion	847,112	775,412
Deferred income taxes	104,425	103,502
Other liabilities	31,969	33,190
Total liabilities	1,223,033	1,109,322
Redeemable noncontrolling interests	11,273	11,077
VCA Inc. stockholders’ equity:
Common stock	81	83
Additional paid-in capital	16,135	155,802
Retained earnings	1,211,612	1,064,158
Accumulated other comprehensive loss	(43,909)	(19,397)
Total VCA Inc. stockholders’ equity	1,183,919	1,200,646
Noncontrolling interests	12,965	10,975
Total equity	1,196,884	1,211,621
Total liabilities and equity	$2,431,190	$2,332,020

VCA Inc.
Condensed, Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net income	$151,944	$110,774
Adjustments to reconcile net income to net cash provided by operating activities:
Impairment of goodwill and other long-lived assets	—	27,019
Depreciation and amortization	60,634	59,659
Amortization of debt issue costs	1,306	957
Provision for uncollectible accounts	6,723	4,388
Debt retirement costs	—	1,709
Net gain on sale or disposal of assets	(234)	(173)
Share-based compensation	12,086	12,234
Excess tax benefit from stock based compensation	(8,008)	(3,808)
Other	(431)	381
Changes in operating assets and liabilities:
Trade accounts receivable	(20,568)	(9,678)
Inventory, prepaid expense and other assets	(931)	(8,233)
Accounts payable and other accrued liabilities	(2,451)	2,920
Accrued payroll and related liabilities	18,892	14,761
Income taxes	28,054	12,137
Net cash provided by operating activities	247,016	225,047
Cash flows from investing activities:
Business acquisitions, net of cash acquired	(119,336)	(65,415)
Property and equipment additions	(61,470)	(50,093)
Proceeds from sale of assets	6,469	4,464
Other	(434)	(202)
Net cash used in investing activities	(174,771)	(111,246)
Cash flows from financing activities:
Repayment of debt	(20,174)	(563,976)
Proceeds from issuance of long-term debt	—	600,000
Proceeds from revolving credit facility	97,000	—
Payment of financing costs	—	(7,987)
Distributions to non-controlling interest partners	(3,810)	(3,577)
Purchase of non-controlling interests	(1,493)	(326)
Proceeds from issuance of common stock under stock option plans	1,571	926
Excess tax benefit from stock based compensation	8,008	3,808
Repurchase of common stock	(161,117)	(139,910)
Other	2,210	(838)
Net cash used in financing activities	(77,805)	(111,880)
Effect of currency exchange rate changes on cash and cash equivalents	(831)	(443)
(Decrease) increase in cash and cash equivalents	(6,391)	1,478
Cash and cash equivalents at beginning of period	81,383	125,029
Cash and cash equivalents at end of period	$74,992	$126,507

VCA Inc.
Supplemental Operating Data
(Unaudited - In thousands, except per share amounts)

Table #1
Reconciliation of net income attributable to	Three Months Ended September 30,		Nine Months Ended September 30,
VCA Inc., to Non-GAAP net income attributable
to VCA Inc. (1)	2015	2014	2015	2014

Net income attributable to VCA Inc.	$54,854	$27,452	$147,454	$107,079
Impairment of goodwill and other long-lived assets (2)	—	27,019	—	27,019
Tax benefit on impairment charge (2)	—	(9,978)	—	(9,978)
Debt retirement costs (3)	—	1,709	—	1,709
Tax benefit from debt retirement costs (3)	—	(669)	—	(669)
Business interruption proceeds (4)	(4,523)	—	(4,523)	—
Tax expense on business interruption proceeds (4)	1,771	—	1,771	—
Acquisitions related amortization (1)	5,811	5,231	17,195	15,605
Tax benefit from acquisitions related amortization (1)	(2,274)	(2,047)	(6,730)	(6,108)
Non-GAAP net income attributable to VCA Inc.	$55,639	$48,717	$155,167	$134,657

Table #2	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of diluted earnings per share to
Non-GAAP diluted earnings per share (1)	2015	2014	2015	2014

Diluted earnings per share	$0.67	$0.31	$1.78	$1.21
Impact of impairment charge, net of tax (2)	—	0.20	—	0.19
Impact of debt retirement costs, net of tax (3)	—	0.01	—	0.01
Impact of business interruption proceeds, net of tax (4)	(0.03)	—	(0.03)	—
Impact of acquisitions related amortization, net of tax (1)	0.04	0.04	0.13	0.11
Non-GAAP diluted earnings per share	$0.68	$0.56	$1.88	$1.52
Shares used for computing diluted earnings per share	81,795	87,360	82,744	88,665

Table #3	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of consolidated gross profit to
Non-GAAP consolidated gross profit (1)	2015	2014	2015	2014

Consolidated gross profit	$137,666	$123,757	$392,375	$345,623
Impact of acquisitions related amortization (1)	5,750	5,166	17,013	15,406
Non-GAAP consolidated gross profit	$143,416	$128,923	$409,388	$361,029
Non-GAAP consolidated gross profit margin	26.0%	25.8%	25.6%	25.1%

Table #4	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of consolidated operating income to
Non-GAAP consolidated operating income (1)	2015	2014	2015	2014

Consolidated operating income	$97,079	$53,476	$263,389	$194,614
Impact of impairment charge (2)	—	27,019	—	27,019
Impact of business interruption proceeds (4)	(4,523)	—	(4,523)	—
Impact of acquisitions related amortization (1)	5,811	5,231	17,195	15,605
Non-GAAP consolidated operating income	$98,367	$85,726	$276,061	$237,238
Non-GAAP consolidated operating margin	17.8%	17.2%	17.3%	16.5%

_________________________________________________

(1)

Management believes that investors' understanding of our performance is enhanced by disclosing adjusted measures as the reported amounts, adjusted to exclude certain significant items and acquisition-related amortization. Non-GAAP net income, Non-GAAP diluted earnings per common share, Non-GAAP consolidated gross profit and Non-GAAP consolidated operating income measures are not, and should not be viewed as substitutes for U.S. generally accepted accounting principles (GAAP) net income, its components and diluted earnings per share.

(2)	We recognized a non-cash impairment charge of $27.0 million related to the write-down of goodwill and other long-lived assets in our Vetstreet business.

(3)	We incurred debt retirement costs of $1.7 million related to the refinancing of our senior credit facility.

(4)	We received insurance proceeds related to the fire that damaged the headquarters of our Medical Technology business resulting in a net gain of $4.5 million.

VCA Inc.
Supplemental Operating Data (cont)
(Unaudited - In thousands, except per share amounts)

			As of
Table #5			September 30, 2015	December 31, 2014
Selected consolidated balance sheet data
Debt:
Senior term notes			$592,500	$600,000
Revolving credit			232,000	135,000
Other debt and capital leases			56,655	59,768
Total debt			$881,155	$794,768

	Three Months Ended September 30,		Nine Months Ended September 30,
Table #6
Selected expense data	2015	2014	2015	2014

Rent expense	$19,140	$17,476	$56,761	$51,284

Depreciation and amortization included in direct costs:
Animal hospital	$16,465	$15,044	$48,808	$44,573
Laboratory	2,701	2,650	7,852	7,709
All other	968	1,505	2,871	4,907
Intercompany	(549)	(479)	(1,602)	(1,417)
	$19,585	$18,720	$57,929	$55,772
Depreciation and amortization included in selling, general and administrative expense	886	1,142	2,705	3,887
Total depreciation and amortization	$20,471	$19,862	$60,634	$59,659

Share-based compensation included in direct costs:
Laboratory	$144	$154	$468	$437

Share-based compensation included in selling, general and administrative expense:
Animal hospital	644	470	1,981	1,411
Laboratory	364	340	1,106	1,073
All other	226	232	626	605
Corporate	2,439	2,467	7,905	8,708
	3,673	3,509	11,618	11,797
Total share-based compensation	$3,817	$3,663	$12,086	$12,234

CONTACT:
VCA Inc.
Tomas Fuller, 310-571-6505
Chief Financial Officer